Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

MineralRite Corporation [OTCID: RITE] Reports on Key Developments for the First Quarter of 2026. Dallas, Texas — April 21, 2026 — MineralRite Corporation (OTCID: RITE) (“RITE” or the “Company”), a Texas-based resource development company focused on mineral recovery from previously processed materials, today provided an update summarizing the material actions and developments that occurred during the first quarter of 2026.

Arizona Lease Renewal and Advancement of the Skull Valley Project

During the quarter, the Company successfully completed the renewal of its mineral lease with the Arizona State Land Department covering the Skull Valley project area.

In connection with the renewal process, the Company satisfied the bonding and insurance requirements associated with the lease and completed the administrative steps necessary to maintain the project in good standing.

With the renewal finalized, the Company now has full access to the site and has begun the next phase of activities associated with evaluating and advancing the Skull Valley tailings project.

Qualified Person Review and Field Verification Activities

During the first quarter of 2026, Qualified Person (QP) Allan Schappert (CPG #11758, SME-RM), of ALS Geo Resources LLC, engaged by the Company, conducted a series of review and verification activities related to the Skull Valley project.

Mr. Schappert qualifies as a Qualified Person under SEC Regulation S-K Subpart 1300 by virtue of his Certified Professional Geologist designation (CPG #11758) issued by the American Institute of Professional Geologists and his Registered Member designation from the Society for Mining, Metallurgy & Exploration (SME-RM), each being a recognized professional organization under S-K 1300, and by virtue of his relevant experience in mineral resource evaluation applicable to the subject matter of this technical work.

Mr. Schappert is engaged by the Company in connection with this project and is not acting in an independent capacity for the purposes of this evaluation. Mr. Schappert and ALS Geo Resources LLC have previously served as Qualified Persons for multiple public companies in the United States and Canada.

As part of this process, Mr. Schappert reviewed the historical technical documentation associated with the previously processed tailings deposits located at the site. This review included prior metallurgical studies, analytical reports, and other technical materials developed during earlier evaluations of the tailings. The Company notes that this historical technical information was prepared prior to the adoption of SEC Regulation S-K Subpart 1300, was not prepared in accordance with those standards, is not current, has not been independently verified to current standards, and should not be relied upon as establishing the existence of any mineral resources or reserves. The historical estimates are being reviewed solely as a preliminary step in the Company's ongoing technical evaluation.

Additionally, Mr. Schappert confirmed with the laboratories that conducted portions of the earlier analytical work that the historical testing referenced in the documentation had, in fact, been performed and that the documentation he reviewed accurately reflects the reports and analytical results originally produced by those laboratories.

Qualified Person Site Verification Visits

On February 2, 2026, Mr. Schappert, in his capacity as the Company’s Qualified Person (QP), participated in a site visit to the Skull Valley project area to verify that the previously identified tailings pits remained intact and accessible.

This visit confirmed that the physical structures containing the historical tailings deposits were present, intact and remained in substantially the same condition as described in prior technical documentation.

Qualified Person Sampling Program

Following the verification visit, a second field visit was conducted on March 30, 2026. During this visit, Mr. Schappert exposed portions of the tailing by removing the overburden material and collected auger samples from the exposed material found underneath. This process was repeated in multiple locations across the various tailing pits.

Initial observations indicated that the material exposed at the site was consistent with historical descriptions of the sequestered mine tailings, including caked clay-like tailings material with consistent coloration and composition across sampling areas.

Samples collected during the visit were secured under Mr. Schappert’s chain-of-custody procedures, prepared for laboratory analysis, and hand delivered to an independent laboratory selected by Mr. Schappert for analytical testing. The Company and Mr. Schappert are currently awaiting the results of those tests.

These activities represent an important step in confirming the condition and characteristics of the previously processed tailings associated with the project and will assist Mr. Schappert in determining the scope of work, equipment requirements, and estimated costs associated with the next phase of evaluation. The work is being conducted as part of the Company’s ongoing technical evaluation of the project in a manner consistent with the requirements of Regulation S-K 1300 governing mining disclosures.

Evaluation of Environmental Credit Opportunities

In addition to evaluating the potential for precious metals recovery from the Skull Valley tailings material, the Company has begun evaluating potential opportunities associated with environmental credit markets and related verification technologies.

These efforts are focused on determining whether remediation and reclamation activities associated with the reprocessing of legacy mining materials may generate measurable environmental benefits that could potentially qualify under recognized carbon accounting or other environmental credit methodologies.

If viable, such environmental attributes could potentially be quantified and registered under certain carbon or environmental credit registries, to the extent applicable methodologies exist and are recognized for activities of this type. The application of these methodologies, which is highly speculative at this stage, could represent additional monetization strategies associated with the remediation and reprocessing of legacy mining materials, complementing the traditional revenue-producing activities of a mining operation, such as the recovery and sale of metals.

These efforts may lead to the engagement of a specialized technical group to conduct a formal feasibility study designed to evaluate the potential quantification and economic value of environmental attributes associated with the Skull Valley project, though no timeline can be assured and no such group has been engaged as of the date of this press release.

Expansion of Industry Advisory Team

The Company continues to expand its network of industry consultants as it advances the evaluation and potential development of its mineral assets. The Company regularly seeks consultants who may provide useful services and recently entered into a consulting agreement with an industry executive with significant experience in the precious metals sector. The identity of the consultant and certain terms of the engagement are subject to contractual confidentiality and non-disclosure obligations, and accordingly the Company has limited public disclosure of such information to the extent not required by applicable law.

The consultant has held senior leadership roles within the precious metals industry and has developed expertise in the sourcing, processing, smelting, and refining of materials containing precious metals and related elements. In addition to operational experience, the consultant brings knowledge of precious metals markets, hedging strategies, and the sale and trading of refined metals, as well as longstanding industry relationships.

As the Company continues advancing the evaluation, testing, and potential processing of its mineral assets, management believes that this engagement, together with the experience of the Company’s broader network of consultants, may provide valuable insight into maximizing the recovery potential of these materials.

Share Reclamation Initiative

During the quarter, the Company continued implementing initiatives designed to strengthen its capital structure. As part of these efforts, the Company successfully obtained the return and cancellation of 45 shares of its Series C preferred stock representing the equivalent of approximately 18 million shares of common stock, further reducing potential dilution.

Management continues to evaluate opportunities to improve the Company’s capital structure where appropriate while maintaining alignment with long-term shareholder interests.

Continued Advisor Participation in the Company’s Capital Formation Process

The Company continues to strengthen its capital base through the participation of its consulting advisors and industry specialists, many of whom have accepted the opportunity to purchase bespoke options to acquire Series C Preferred Shares (issued pursuant to an exemption from registration under the Securities Act of 1933) in connection with their consulting agreements and have subsequently exercised those options. These advisors receive compensation under their consulting agreements, which may include cash, equity, and/or equity-based awards. Pursuant to Section 17(b) of the Securities Act of 1933, the Company discloses that certain advisors referenced in this press release have received or are entitled to receive equity compensation in the form of options to acquire Series C Preferred Shares, each convertible into 400,000 shares of common stock, in connection with their advisory services to the Company. Investors should consider the potential conflicts of interest arising from such compensation arrangements.

A majority of the securities offered under the Company’s previously disclosed and completed Regulation D, Rule 506(c) offering (as reported on Form D filed with the Securities and Exchange Commission) were also purchased by an accredited investor who serves as a consulting advisor to the Company. The Company confirms that it took reasonable steps to verify the accredited investor status of all purchasers in accordance with Rule 506(c).

As a reporting company, the Company’s directors, officers, and other applicable insiders are required to report their beneficial ownership of, and transactions in, the Company’s securities pursuant to Section 16 of the Securities Exchange Act of 1934. Such filings are publicly available through the Securities and Exchange Commission’s EDGAR system.

The participation of the Company’s advisors and management creates equity-based incentives tied to the Company's performance. Investors should review the Company's SEC filings for a full description of the terms of advisor and management equity compensation, including the potential dilutive impact on the Company's common stockholders.

Management Commentary

James Burgauer, President and CEO of MineralRite Corporation, stated: “During the first quarter of 2026, RITE advanced several foundational elements of our development strategy, including the renewal of our Skull Valley lease, initial field verification work at the site, and the expansion of our advisory team with experienced professionals from the precious metals industry. These developments represent important steps as we continue moving the Company’s initiatives forward. At the same time, our focus on remediation, recycling, and resource recovery — rather than traditional greenfield mining — may create additional monetization opportunities associated with environmental, sustainability, and ESG initiatives alongside the traditional recovery and sale of metals, though no assurance can be given that any such opportunities will materialize or prove economically viable.”

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About MineralRite Corporation

MineralRite Corporation is a resource development company engaged in the evaluation, and potential future recovery and monetization, of mineral assets and related operations. The Company is in the early stages of development and has not yet established any mineral resources or reserves under SEC Regulation S-K Subpart 1300, nor does it currently have any revenue-generating operations.

Contact:
MineralRite Corporation Investor Relations

Email: investor-relations@mineral-rite.com

Safe Harbor Disclosure

Forward-Looking Statements: Certain information set forth in this communication contains “forward-looking statements" within the meaning of applicable U.S. federal securities laws. Because MineralRite Corporation's common stock is "penny stock" exempt as defined under Section 3(a)(51) of the Securities Exchange Act of 1934, the statutory safe harbor for forward-looking statements under Section 21E of the Exchange Act may not apply. Investors are cautioned that forward-looking statements are subject to known and unknown risks and uncertainties and are based on management's reasonable assumptions, which may prove incorrect. The Company relies on the common-law "bespeaks caution" doctrine and the meaningful cautionary language set forth herein in making forward-looking statements. Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) the timing, terms, and completion of any financing or capital markets initiatives; (iii) the expected development of the Company’s business, projects, and joint ventures; (iv) execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company’s projects; (vi) completion of the Company’s projects that are currently underway, in development or otherwise under consideration; (vii) renewal of the Company’s current customer, supplier and other material agreements; (viii) future liquidity, working capital, and capital requirements; (ix) statements regarding the potential value or economic viability of the Skull Valley project absent completed S-K 1300-compliant technical reports; (x) statements regarding the expected benefits of commodity price trends; (xi) statements regarding investor or market interest in the Company's assets; and (xii) statements regarding the Company's ability to maintain or renew future leases and permits necessary to advance its projects. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this communication are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially include, but are not limited to: (i) risks associated with maintaining compliance with the terms of the Company's mineral lease with the Arizona State Land Department, including the potential for future renewal, operational, or permitting requirements; (ii) the absence of any established mineral resources or reserves under SEC Regulation S-K Subpart 1300; (iii) the speculative nature of mineral exploration and the possibility that no economically recoverable minerals exist at the Skull Valley project; (iv) volatility in commodity prices for gold, silver, and other minerals; (v) the Company's ability to obtain financing on acceptable terms; (vi) regulatory and permitting risks; (vii) technical and operational risks associated with mineral recovery; (viii) the Company's limited operating history and lack of revenue-generating operations; and (ix) the early stage of the Company's projects and operations. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.